EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VOXX International Corporation (the “Company”) on Form 10-Q for the three months ended November 30, 2024 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Loriann Shelton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 7, 2025

/s/ Loriann Shelton
Loriann Shelton
Senior Vice President, Chief Financial Officer, and Chief Operating Officer